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                                                     EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Selected Consolidated Financial and Operating Data", and "Experts" and to the use of our report dated January 31, 1997 in the Registration Statement (Form S-1) and related Prospectus of Phoenix International Ltd., Inc. for the registration of 1,748,000 shares of its common stock.


                                                    ERNST & YOUNG LLP


Atlanta, Georgia
July 15, 1997